SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2011

BANK OF THE CAROLINAS CORPORATION

(Exact name of Registrant as specified in its charter)

NORTH CAROLINA	000-52195	20-4989192
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

135 BOXWOOD VILLAGE DRIVE, MOCKSVILLE, NORTH CAROLINA		27028
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (336) 751-5755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Bank of the Carolinas Corporation (the “Company”) held its annual meeting of shareholders on June 23, 2011. At the meeting, the shareholders elected all of the directors nominated by the board of directors, ratified a resolution endorsing and approving compensation paid or provided to the Company’s executive officers and the Company’s executive compensation policies and practices, and ratified the appointment of Turlington and Company, L.L.P., as the Company’s independent accountants for 2011, as follows:

Election of Directors

Director	For	Withheld	Broker Non-Votes

Jerry W. Anderson	1,712,418	390,251	936,240

Alan M. Bailey	1,712,863	389,806	936,240

William A. Burnette	1,798,865	303,804	936,240

John A. Drye	1,710,663	392,006	936,240

John W. Googe	1,712,350	390,319	936,240

Henry H. Land	1,713,063	389,606	936,240

Steven G. Laymon	1,817,205	285,464	936,240

Grady L. McClamrock, Jr.	1,712,619	390,050	936,240

Lynne Scott Safrit	1,713,063	389,606	936,240

Francis W. Slate	1,712,687	389,982	936,240

Stephen R. Talbert	1,712,618	390,051	936,240

Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes

1,658,895	370,957	72,816	936,241

Ratification of Independent Accountants

For	Against	Abstain	Broker Non-Votes

2,706,144	282,948	49,817	0

Item 8.01	Other Events.

On June 24, 2011, the Company issued a press release announcing that it has retained The Hutchison Company, Durham, North Carolina, to assist the Company with certain investment banking matters, including its current and prospective strategic alternatives. A copy of the press release is attached as exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated June 24, 2011, regarding The Hutchison Company

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward-looking statements include but are not limited to (1) statements regarding potential future economic recovery, (2) statements with respect to our plans, objectives, expectations, intentions and other statements that are not historical facts, and (3) other statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and “projects,” as well as similar expressions. Such statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, the Company can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company or any person that the future events, plans or expectations contemplated by the Company will be achieved.

All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE CAROLINAS CORPORATION

By:	/s/ Eric E. Rhodes
Eric E. Rhodes
Chief Financial Officer

Dated: June 28, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated June 24, 2011, regarding The Hutchison Company